Exhibit 99.1

Worksport Announces HD3 Heavy-Duty Tonneau Cover Now Selling to B2B Dealers Following October Production Launch

Company Expands Dealer Offering with New Heavy-Duty Platform as COR and SOLIS Prepare for Initial Orders Opening November 28

West Seneca, New York, November 25, 2025 – Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based innovator in advanced manufacturing, clean energy technologies and automotive accessories, serving both consumer and reseller markets, today announced that its newly released HD3 heavy-duty tonneau cover is now officially selling across the Company’s growing business-to-business (B2B) dealer network. Production of the HD3 began in mid-October, following the Company’s earlier announcement confirming that manufacturing had commenced.

Introducing a Purpose-Built, Professional-Grade Cover for Dealers

The HD3 platform, priced with a minimum advertised price (MAP) starting at $869, represents the newest addition to Worksport’s U.S.-manufactured hard-cover lineup. Designed for longevity, protection, and long-term durability, HD3 incorporates upgraded materials, reinforced perimeter seals, strengthened panel construction, and enhanced heavy-duty latching systems. The design builds on the established AL3 architecture while delivering a more rugged, professional-grade solution for commercial and high-use customers.

Management believes the HD3 will play a strategic role in Worksport’s tonneau portfolio by offering dealers a premium heavy-duty option, while allowing the AL3 and AL4 platforms to be more directly positioned for retail consumers.

The Company also reaffirmed that, while HD3 will become available on the Worksport direct-to-consumer platform in December, the primary channel focus for the HD3 cover is the dealer network, to support dealer success and expand B2B penetration.

Strengthening Worksport’s Position Across B2B and B2C Channels

“HD3 is designed specifically for our dealer community and professional customers who require strength, protection, and reliability in demanding real-world conditions,” said Steven Rossi, Chief Executive Officer of Worksport. “It is an important milestone that builds on October’s successful production launch and further accelerates our strategy of expanding both B2B and B2C revenue channels.”

Rossi added that the Company expects HD3 to contribute meaningfully to unit sales growth, inventories, and channel diversification over the coming quarters, alongside the upcoming launches of Worksport’s flagship clean-tech systems.

COR and SOLIS Open for Initial Orders November 28

In addition to HD3’s commercial rollout, Worksport confirmed that its flagship clean-tech products, the COR portable nano-grid system and SOLIS solar-integrated tonneau cover, will open for initial orders on November 28.

●	SOLIS: A solar-integrated truck bed system engineered to provide clean, renewable power for consumer and commercial applications while integrating with Worksport’s upcoming clean energy system, COR.

●	COR: A modular, portable energy storage system designed for off-grid, overlanding, worksite utility, emergency preparedness, and mobile clean-power applications.

These products represent multiple years of technology development, third-party testing, and validation. Management believes SOLIS and COR mark the creation of an entirely new clean-tech revenue stream for the Company, adding long-term growth potential across both retail and enterprise channels.

A Growing Product Pipeline Turning Into Revenue

“HD3, SOLIS, and COR are the result of years of engineering and manufacturing investment,” Rossi continued. “We are now entering the commercialization phase where our pipeline is converting into marketable products, revenue opportunity, and long-term value for our shareholders.”

Worksport continues to advance new technology platforms, expand its U.S. manufacturing capabilities, and add portfolio depth across tonneau covers, solar integrations, heat pump technologies, and mobile power systems, consistent with recent corporate updates and the Company’s broader growth strategy.

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Contacts

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789-128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Connect with Worksport Chief Executive Officer, Steven Rossi

Steven Rossi X (Twitter)

Steven Rossi LinkedIn

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

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The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial situation may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our latest Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.